Defined Asset Funds®

Sector
Series 2000
D

Internet Portfolio

Merrill Lynch

As flagship for the information age, the Internet has come a great distance in just a few short years.Though still young, the medium and its technology have already transformed our world, carving out new channels of communication, connection and opportunity. With so many developments at such a fast pace, making investment decisions in this new frontier can challenge even experienced investors. Now, Defined Asset Funds® offers you a professionally selected portfolio for investing in the potential of the Internet, with our...

Internet Portfolio

Defined Asset Funds—
Our Philosophy
At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind—yours.

The Internet: Today and Beyond

What will shape the next decade of the Internet era? Will today's star performers continue to be industry leaders? Which companies will emerge as tomorrow's stars?

The rapid evolution of this industry has left many investors wondering which trends will dominate in the coming years. Although day-to-day market performance can vary widely, we believe certain trends have begun to emerge. While there can be no guarantee of results, the industry and its investors may potentially benefit from:

• Universal Access—The ability to access any information, over any network, from any device, is on the way and will affect the system worldwide.

• Internet Appliances—These products go beyond desktop PCs, to include Internet-connected telephones, televisions, pagers, hand-held games, personal planners and other devices, as well as the software, hardware, content and service providers to support them.

• e-Commerce—Many individuals and businesses purchase goods and services online and new providers are springing up to meet this demand.

The Portfolio

The Internet Portfolio seeks capital appreciation by investing in 32 leading companies from the Internet industry. Selected by the Defined Asset Funds Research Group, these companies are significant in this industry, providing computers, peripheral components, software and hardware to support Internet-related commerce and communications. Portfolio stocks come from companies with market capitalizations of at least $1 billion and each reported positive earnings in its latest fiscal year. Of course, there can be no assurance of future earnings.

The Portfolio will hold its stocks for about one year. At the end of that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

The Sectors

Internet Equipment/Network firms are gearing up to meet the rising demand for faster and better Internet connectivity and the technologies that support it. Network companies will benefit from the need to link geographically dispersed networks to a single infrastructure and computer makers will continue to refine their products to become more user-friendly and economical.

Internet Software producers will likely experience strong earnings growth as Internet Service Providers (ISPs) continually upgrade their services, new applications improve accessibility and companies outsource data-intensive operations.

Internet/Web Service Providers derive the bulk of their revenue from customers' monthly fees for Internet access and from online advertising fees. As the Internet experiences exceptional growth, it is changing the lives of millions of users and creating opportunities for creative service providers around the globe.

e-Commerce/Business-to-Business (B2B) is still in its infancy, but is expected to grow enormously over the next two years as individuals and corporations increasingly buy and sell products and services online. Improved transaction security has added to this remarkable growth potential.

A D E F I N E D P O R T F O L I O

Company	Symbol	Company	Symbol
Internet Equipment/Networks
ADC Telecommunications, Inc. ADC Telecommunications derives most of its sales from broadband connectivity and has had a strong emphasis on manufacturing fiber optic video transmission systems.	ADCT	Mercury Interactive Corporation
		Developing, marketing and supporting a comprehensive suite of automated software testing solutions, Mercury Interactive helps companies build better applications from e-business/Internet transaction systems to enterprise resource planning and other client/server applications.	MERQ
Broadcom Corporation This company is a leading developer of highly integrated silicon solutions that enable broadband digital data transmission.	BRCM	Oracle Corporation Oracle is the world's largest vendor of database software and information management services.	ORCL
Cisco Systems, Inc. The world-wide leader in networking for the Internet, Cisco's products include routers, LAN and ATM switches, dial-up access servers and network management software.	CSCO	RSA Security, Inc. This company helps customers from a range of industries conduct business securely, protect corporate information and facilitate business-to-business e-commerce.	RSAS
Compaq Computer Corporation* Compaq is one of the largest suppliers of computing systems in the world. Its products and services are sold in more than 200 countries.	CPQ	Siebel Systems, Inc. Siebel Systems designs, develops, markets and supports a leading Web-based application software product family.	SEBL
Dell Computer Corporation
This leading direct marketer of computer systems is one of the top seven computer vendors in the world. It designs, develops, manufactures, markets, services and supports a wide range of computer systems.	DELL	VERITAS Software Corporation
		With over 60 of the world's leading servers and operating systems integrating its software, VERITAS Software is a leading enterprise-class application storage management software provider.	VRTS
Internet/Web Service Providers
EMC Corporation
EMC designs, manufactures, markets and supports a wide range of storage-related hardware, software and service products for the mainframe, open systems and network computer storage markets worldwide.	EMC	America Online Inc.
		America Online is a premier online service company providing services such as electronic mail, software, computing support and online classes. Over the last several years, it has aggressively sought new customers and formed strategic alliances.	AOL
Network Appliance, Inc. This company is a leading provider of network storage and data access solutions.	NTAP	Broad Vision, Inc.
		The leading world-wide supplier of one-to-one e-business applications for relationship management across the extended enterprise, BroadVision provides enterprise-class software that enables e-commerce over the Internet or within a corporate Intranet.	BVSN
Nokia Corporation* †
A global wireless and wireline telecommunications company, Nokia is a pioneer in mobile telephony. Its Nokia 9110 Communicator is an all-in-one mobile phone that offers fax, e-mail and Internet capabilities.	NOK	MarchFirst, Inc. An Internet professional services firm, MarchFirst assists companies in building business models, brands, systems and processes to capitalize on opportunities created by the Internet.	MRCH
Nortel Networks Corporation* †
One of the five largest telecommunications equipment makers in the world, Nortel's Unified Networks solutions span mission-critical telephony and Internet Protocol-optimized networks. Its main products are switching, enterprise, wireless and broadband networks.	NT	RealNetworks, Inc.
		RealNetworks is the pioneer and market leader in streaming media technology on the Internet, providing branded software products and services that enable the delivery of streaming media content over the Internet and Intranets.	RNWK
Sun Microsystems, Inc. Sun Microsystems is a world-wide supplier of high-performance workstations, servers and networking software.	SUNW	Sapient Corporation This leading e-services consulting company provides Internet strategy consulting and sophisticated Internet-based solutions.	SAPE
Texas Instruments, Inc.* This global semiconductor company is a leading designer and supplier of digital signal processing solutions.	TXN	TMP Worldwide, Inc. TMP Worldwide is the online recruitment leader with career sites such as "The Monster Board," "Online Career Center," "Be The Boss" and "MedSearch."	TMPW
Internet Software
Adobe Systems, Inc.*
Adobe is a leading provider of graphic design, publishing and imaging software for Web and print production. It is also the fourth largest U.S. based personal software company in the world.	ADBE	Yahoo! Inc. This global Internet media company offers a network of branded World Wide Web programming. It generates revenue by selling advertising space.	YHOO
e-Commerce/Business-to-Business (B2B)
Business Objects S.A.† Business Objects is the world's leading provider of integrated enterprise decision support tools (DSS) and administration for client/server and Internet environments.	BOBJ	eBay, Inc. As the world's largest personal online trading community, eBay brings buyers and sellers together in an efficient and entertaining auction format to buy and sell personal items.	EBAY
Check Point Software Technologies Limited† This company develops, markets and supports solutions for secure and reliable business-to-business communications over any Internet Protocol network.	CHKP	Entrust Technologies, Inc. Entrust Technologies is a leading provider of Internet security solutions for business-to-business and e-commerce.	ENTU
Internet Security Systems, Inc. Internet Security Systems provides monitoring, detection and response software that protects the security and integrity of enterprise information systems.	ISSX	Knight Trading Group, Inc.
		This company is a market maker in Nasdaq securities and in the Third Market (the over-the-counter market in exchange-listed equity securities). Knight is also the top execution destination for trades originated over the Internet, and is the unseen "processing power" behind the explosive growth in online securities trading.	NITE
!2 Technologies, Inc. This global provider of intelligent e-business solutions helps enterprises optimize business processes both internally and among trading partners.	ITWO
Macromedia, Inc.
Macromedia develops, markets and supports software and services for Web publishing and Web learning. Its "shockwave.com" business designs, develops and markets aggregated content, products and services to provide and expand online entertainment on the web.	MACRO
* These stocks currently pay dividends. † The issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.

QUANTITIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.
•	There can be no assurance that this Portfolio will meet its objective.

•	This Portfolio may be subject to significant price volatility and is not appropriate for investors seeking capital preservation or current income.

•	This Portfolio consists entirely of Internet stocks and contains international stocks, each of which may involve special risks.

Tax Efficiency

Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes.This Portfolio may not be appropriate for foreign investors who would not be subject to U.S. withholding taxes if they directly owned the securities held by this Portfolio.

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, certain investors may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.
	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00

Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.212%	$2.09

Estimated Organization Costs		$2.80

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25
$100,000 to $249,999	1.75
$250,000 to $999,999	1.50
$1,000,000 or more	0.75

Connect with the Future Today!

You can get started with $250. This Fund is eligible for purchase through Unlimited AdvantageSM accounts, in which Unlimited Advantage fees apply in lieu of traditional sales charges. Call your financial professional to learn how the Internet Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks.You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.